PROSPECTUS

January 31, 2013

As Amended and Restated March 4, 2013

Ziegler Strategic Income Fund

Investor Class (Nasdaq Symbol: ZLSCX)

Institutional Class (Nasdaq Symbol: ZLSIX)

The Ziegler Strategic Income Fund (the “Strategic Income Fund”) is an income fund seeking to provide high current income and capital appreciation by investing in U.S. and foreign debt securities, both investment and non-investment grade credit quality. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities (sometimes referred to as junk bonds). The Strategic Income Fund currently offers two Classes of shares. The Classes differ only in their ongoing fees and investment eligibility requirements.

The debt securities in which the Strategic Income Fund invests consist of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics. To achieve its objective, the Strategic Income Fund engages in short-term trading strategies, and may invest in derivatives without limitation, subject to the Strategic Income Fund’s principal investment strategy. Derivatives involve special risks and may result in losses to the Strategic Income Fund. In view of this, the Strategic Income Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

This Prospectus was amended and restated to reflect the fact that effective as of March 4, 2013 the Ziegler Capital Management Long/Short Credit Fund has changed its name to the Ziegler Strategic Income Fund, and it does not modify or update the other disclosure contained in the original Prospectus dated January 31, 2013. Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Strategic Income Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602-4109 Toll Free: 877-568-7633 Local: (312) 368-1442	TABLE OF CONTENTS
	Summary Section	2
	Investment Objective and Investment Strategies	12
	Disclosure of Portfolio Holdings	16
	Management of the Strategic Income Fund	17
	The Strategic Income Fund’s Share Price	18
	Purchasing Shares	19
	Redeeming Shares	23
	Dividends, Distributions and Taxes	27
	Index Descriptions	28
	Financial Highlights	29
	Share Purchase Application	n/a

SUMMARY SECTION

Investment Objective

The Strategic Income Fund seeks to provide high current income and capital appreciation. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade securities (sometimes referred to as junk bonds).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Strategic Income Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of Offering Price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses (1)
Service Fees	None	0.15%
Dividends and Interest on Short Sales (2)	0.27%	0.27%
All Remaining Other Expenses	1.90%	1.90%
Acquired Fund Fees and Expenses (3)	0.10%	0.10%
Total Annual Fund Operating Expenses	3.17%	3.07%
Expense Reimbursement (4)	1.70%	1.75%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.47%	1.32%

(1) Other expenses for Institutional Class shares are based on estimated expenses for the current fiscal year.

(2) The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

(3) “Acquired Fund Fees and Expenses” are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies. Total Annual Fund Operating Expenses may not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) Pursuant to a contractual fee waiver and reimbursement agreement, the investment adviser will reimburse the Strategic Income Fund for Expenses related to the Investor Class Shares in excess of 1.10% and Institutional Class shares in excess of 0.95%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities. To the extent any such excluded expenses were incurred, the Strategic Income Fund would incur total annual fund operating expenses after expense reimbursement greater than the applicable expense limitation. The Strategic Income Fund’s investment adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the adviser reduced its compensation and/or assumed expenses for the Strategic Income Fund, provided that the total operating expenses of the Strategic Income Fund, including the recoupment, do not exceed the established cap on expenses for that year. During the first year, only the Board of Trustees may terminate the agreement. The agreement will not be terminated prior to January 31, 2014.

Example

This Example is intended to help you compare the cost of investing in the Strategic Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Strategic Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Strategic Income Fund’s operating expenses remain the same (except that the example reflects the expense reimbursement for the one-year period and the first year of the remaining periods). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$818	$1,511	$3,358

Institutional Class	$134	$783	$1,458	$3,260

Portfolio Turnover

The Strategic Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Strategic Income Fund’s performance. During the period January 31, 2012 (commencement of operations) through September 30, 2012, the Strategic Income Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. The Strategic Income Fund is not limited with respect to its portfolio maturity or duration. The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade. Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives. The principal short-term trading strategies are identified below. When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market. The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Convertible Arbitrage. This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock. This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage. This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities. For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry. In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage. This strategy attempts to take advantage of a flattening or steepening of the yield curve. An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage. The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies. The Strategic Income Fund may take “outright” directional (long or short) market positions. Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities. These strategies are: (1) Long/Short: a strategy that seeks to invest in securities an investment adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. (2) Long-Only: a strategy that seeks to invest in securities that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the investment adviser focuses on those securities that the adviser believes are undervalued and offer high growth opportunities. (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value. In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it. If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit. The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the investment adviser’s core arbitrage and relative value strategies, as a result of which the investment adviser may identify certain securities which it believes to be materially overpriced or underpriced.

Opportunistic Investing. In the course of researching and implementing the Strategic Income Fund’s investment strategies, the investment adviser may identify unrelated trading or investment opportunities which the investment adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives. The investment adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps). The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends. Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances. The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, and who can accept the fact that there will be principal fluctuation.

Principal Investment Risks

Investors in the Strategic Income Fund may lose money. There are risks associated with the types of securities in which the Strategic Income Fund invests. These risks are:

•	Interest Rate Risk:

Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price. The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates. Additionally some of the trading strategies employed by the Strategic Income Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve. The investment adviser may be incorrect in its assessment of projected changes in the yield curve.

•	Call Risk:

Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit Risk:

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price. The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.

•	Real Estate Investment Trust Risk:

When the Strategic Income Fund invests in real estate investment trusts, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems. In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•	Preferred Securities Risk:

In addition to credit risk, investments in preferred securities carry the following risks:

Deferral Risk. Traditional preferred securities contain provisions that sometimes allow an issuer to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Strategic Income Fund owns a preferred security that is deferring its distributions, the Strategic Income Fund may be required to report income for tax purposes while it is not receiving any income.

Redemption Risk. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Strategic Income Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a specified time period, which varies by issue.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Volatility Risk:

In the past year, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed income securities, while normally relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

•	Directional Strategies Risk:

Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move. Directional strategies may utilize leverage and hedging. Risk of loss may be significant if the investment adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

•	Opportunistic Strategy Risk:

An opportunistic strategy is susceptible to the risk that the investment adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

•	Manager Risk:

How the investment adviser manages the Strategic Income Fund will affect the Strategic Income Fund’s performance. The Strategic Income Fund may lose money if the investment adviser’s investment strategy does not achieve the Strategic Income Fund’s objective or the investment adviser does not implement the strategy properly.

•	Market Risk:

The securities in which the Strategic Income Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market. Some of the trading strategies employed by the Strategic Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities. The investment adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the investment adviser.

i	Liquidity Risk:

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

i	Market Sector Risk:

The Strategic Income Fund’s overall risk level will depend on the market sectors in which the Strategic Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Strategic Income Fund may overweight or underweight companies, industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

i	Credit Default Swaps Risk:

A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Strategic Income Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Strategic Income Fund may lose money. Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment. If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty. If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

i	Short Sale Risk:

The Strategic Income Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Strategic Income Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Strategic Income Fund. Short sales expose the Strategic Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Strategic Income Fund. The Strategic Income Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Strategic Income Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions). These expenses may negatively impact the performance of the Strategic Income Fund. Short positions introduce more risk to the Strategic Income Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

i	Derivatives Risk:

A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

i	Options Risk:

If a put or call option purchased by the Strategic Income Fund expired without being sold or exercised, the Strategic Income Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Strategic Income Fund is not able to close out the options transaction, the Strategic Income Fund will not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Strategic Income Fund at a higher price than its prevailing market value. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Strategic Income Fund at a lower price than its current market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Strategic Income Fund invests in over-the-counter options, the Strategic Income Fund may be exposed to credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

i	Merger Arbitrage Risk:

The proposed reorganization may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

i	Foreign Investment Risk:

The Strategic Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. There may be less publicly available information about foreign companies than U.S. companies.

i	Non-Diversification Risk:

The Strategic Income Fund is a non-diversified investment company. As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

i	Market Timing Risk:

Frequent purchases and redemptions of Strategic Income Fund shares by a shareholder may harm other Strategic Income Fund shareholders by interfering with the efficient management of the Strategic Income Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Strategic Income Fund. However, the officers of the Strategic Income Fund receive reports on a regular basis as to purchases and redemptions of shares of the Strategic Income Fund and review these reports to determine if there is any unusual trading in shares of the Strategic Income Fund. The officers of the Strategic Income Fund will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund that is disruptive to the Strategic Income Fund. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

•	High Portfolio Turnover:

The Strategic Income Fund may engage in short-term trading. This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance. The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

Performance

Performance information for each of the Investor Class shares and the Institutional Class shares of the Strategic Income Fund will be provided once it has annual returns for a full calendar year. While the Institutional Class shares will have substantially similar performance to the Investor Class shares because the shares are invested in the same portfolio of securities, the performance of Institutional Class shares will differ from that of the Investor Class shares to the extent that the Classes do not have the same expenses or inception dates. Please remember that the Strategic Income Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Management

Investment Adviser

Ziegler Lotsoff Capital Management, LLC is the investment adviser to the Strategic Income Fund.

Portfolio Managers

Paula M. Horn, Chief Investment Officer and Senior Portfolio Manager of the investment adviser since February 2009

Stephen K. Bossu, CFA, Senior Portfolio Manager of the investment adviser since January 1984

Michael R. Hilt, CFA, Senior Portfolio Manager of the investment adviser since August 2012

Michael S. Sanders, CFA, FRM, Portfolio Manager of the investment adviser since June 2003

Michael G. Hurley, Assistant Portfolio Manager of the investment adviser since March 2004

Purchase and Sale of Fund Shares

To purchase or redeem shares of the Strategic Income Fund, you should contact your broker-dealer or other financial intermediary, or to purchase or redeem shares directly with the Strategic Income Fund, you should call 1-877-568-7633. You may purchase and redeem shares of the Strategic Income Fund each day the New York Stock Exchange (the “Exchange”) is open. The minimum initial investment in the Investor Class shares of the Strategic Income Fund is $2,500 and the minimum initial investment in the Institutional Class shares of the Strategic Income Fund is $100,000. There is a $500 subsequent investment requirement. A $500 minimum exists for each additional investment made through the Automatic Investment Plan. With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (2) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser. With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (2) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser. Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Strategic Income Fund’s investment adviser.

The redemption price is the net asset value per share next determined after the receipt of a redemption request in good order by 4:00 p.m. Eastern Time. You may redeem (or purchase) shares by sending the letter of instruction to Ziegler Capital Management Investment Trust, P.O. Box 1181, Milwaukee, WI 53201-1181. Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Strategic Income Fund may be placed. The Strategic Income Fund defines “good order” generally as an order (purchase or redemption) received by the Strategic Income Fund or an intermediary acting as an agent of the Strategic Income Fund that is timely submitted and contains the name of the Strategic Income Fund, the number of shares or dollar amount to be redeemed (or purchased), your name and (if a redemption) your account number, and your signature.

Tax Information

The Strategic Income Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Strategic Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Income Fund and its related companies may pay the intermediary for the sale of Strategic Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategic Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Strategic Income Fund seeks to provide high current income and capital appreciation. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities. The Strategic Income Fund’s investment objective may be changed without shareholder approval. If the Strategic Income Fund determines to change the investment objective, the Strategic Income Fund will provide 60 days prior written notice to shareholders before implementing the change.

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. This policy may only be changed upon providing shareholders at least 60 days prior written notice.

The Strategic Income Fund has no limit with respect to its portfolio maturity or duration. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

The Strategic Income Fund’s Principal Investment Strategies

The Strategic Income Fund invests in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. The Strategic Income Fund is not limited with respect to its portfolio maturity or duration. The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade. Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives. The principal short-term trading strategies are identified below. When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market. The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Convertible Arbitrage. This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock. This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage. This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities. For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry. In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage. This strategy attempts to take advantage of a steepening of the yield curve. An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage. The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies. The Strategic Income Fund may take “outright” directional (long or short) market positions. Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities. These strategies are: (1) Long/Short: a strategy that seeks to invest in securities an investment adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. (2) Long-Only: a strategy that seeks to invest in securities that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the investment adviser focuses on those securities that the adviser believes are undervalued and offer high growth opportunities. (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value. In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it. If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit. The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the investment adviser’s core arbitrage and relative value strategies, as a result of which the investment adviser may identify certain securities which it believes to be materially overpriced or underpriced.

Opportunistic Investing. In the course of researching and implementing the Strategic Income Fund’s investment strategies, the investment adviser may identify unrelated trading or investment opportunities which the investment adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives. The investment adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps). The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund will purchase shares of exchange traded funds (“ETFs”) that invest principally in fixed income securities. All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (“NAV”). ETFs also have management fees that are part of their costs, and the Strategic Income Fund will indirectly bear its proportionate share of these costs.

The Strategic Income Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Strategic Income Fund’s total assets with respect to any one ETF and (c) 10% of the Strategic Income Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Strategic Income Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (b) the Strategic Income Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Strategic Income Fund will not invest more than 15% of its total assets in ETFs.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends. Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances. The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund’s Non-Principal Investment Strategies

In response to adverse market, economic, political or other conditions, the Strategic Income Fund may take temporary defensive positions. In such circumstances the Strategic Income Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Strategic Income Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value. When the Strategic Income Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Strategic Income Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

To enhance current income, the Strategic Income Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Strategic Income Fund sells a security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions consist of U.S. treasury and U.S. agency notes and bonds.

The Strategic Income Fund may utilize distressed investment strategies, which involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings. These investments may be made in securities with a wide spectrum of risk and market sensitivity. The investment adviser expects a relatively small percent of the Strategic Income Fund’s portfolio to be invested in distressed securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (“SAI”) for the Strategic Income Fund, which is incorporated by reference into this Prospectus, contains a description of the Strategic Income Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE STRATEGIC INCOME FUND

Ziegler Lotsoff Capital Management, LLC is the investment adviser to the Strategic Income Fund. The Adviser’s address is:

20 North Clark Street, 34th Floor

Chicago, Illinois 60602-4109

Telephone: (312) 368-1442

The Adviser has been in business since 1991. As the investment adviser to the Strategic Income Fund, the Adviser manages the investment portfolio for the Strategic Income Fund. It makes the decisions as to which securities to buy and which securities to sell. The Strategic Income Fund pays the Adviser a monthly fee based on the Strategic Income Fund’s average daily net assets at an annual rate of 0.65%. A discussion regarding the basis for the Board of Trustees approving the Strategic Income Fund’s investment advisory agreement with the Adviser is available in the Trust’s semi-annual report to shareholders for the period ended March 31, 2012.

Portfolio Managers

The portfolio management team for the Strategic Income Fund includes: Paula M. Horn, Chief Investment Officer and Senior Portfolio Manager; Stephen K. Bossu, CFA, Senior Portfolio Manager; Michael R. Hilt, CFA, Senior Portfolio Manager; Michael S. Sanders, CFA, FRM, Portfolio Manager; and Michael G. Hurley, Assistant Portfolio Manager

The SAI for the Strategic Income Fund, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Ms. Horn, Messrs. Bossu, Hilt, Sanders and Hurley, other accounts managed by them and their ownership of securities in the Strategic Income Fund.

Ms. Horn, the Chief Investment Officer of the investment adviser, joined the adviser in February 2009. Prior to joining the firm, she was Managing Director of Investment Grade Credit at Deerfield Capital, which included the ABS and Investment Grade Corporate Bond Management teams. Ms. Horn was with Deerfield Capital for more than 7 years. Prior to joining Deerfield Capital, Ms. Horn was a Vice President, Portfolio Manager and Corporate Bond Trader at Scudder Kemper Investments.

Mr. Bossu has been with the investment adviser since 1984. Prior to joining the firm, he was Portfolio Manager of Fixed Income Securities at the State Teachers Retirement System of Ohio, where he directed the management of a portfolio of over $2 billion in government and agency securities, mortgage securities, and private and public corporate debt.

Mr. Hilt has been with the investment adviser since 2012. Mr. Hilt has 25 years of experience in the industry with an expertise in High Yield and Convertible Bond management. His industry expertise includes the Chemicals, Metals and Mining, Oil and Gas, Paper and Packaging and REIT industries. Prior to joining the firm, Mr. Hilt was a Senior High Yield Analyst and Sector Portfolio Manager for The Travelers Companies, Inc.

Mr. Sanders has been with the investment adviser since 2003 after completing an internship with the firm. Mr. Sanders holds a B.B.A. in finance from St. Norbert College, DePere, Wisconsin, where he graduated Cum Laude and he also holds a Masters of Science in financial economics from Marquette University in Milwaukee. Additionally, he has earned the Chartered Financial Analyst (CFA) and Financial Risk Manager (FRM) designations.

Mr. Hurley has been with the investment advisor since 2004. Previously he was a Senior Financial Analyst at Bank One Capital Markets monitoring risk management counterparty position limit summary reports for senior management and preparing regulatory reports for the Broker Dealer. Mr. Hurley was also Controller at Fenchurch Capital Management, Ltd. He began his career at Bank of America Futures, Inc. in their back office operations.

Service Plan – Institutional Class Shares

The Strategic Income Fund has adopted a service plan for Institutional Class shares pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions, or other service providers that provide services to investors in the Strategic Income Fund. The Investor Class shares of the Strategic Income Fund are not subject to this Service Plan. Because these fees are paid out of the Strategic Income Fund’s assets, over time these fees will increase the cost of a shareholder’s investment.

These services may include:

•	assisting investors in processing purchase, exchange, and redemption requests;

•	processing dividend and distribution payments from the Strategic Income Fund;

•	providing information periodically to customers showing their positions in Strategic Income Fund shares;

•	providing sub-accounting;

•	forwarding communications from the Strategic Income Fund to its shareholders.

12b-1 Plan – Investor Class Shares

The Strategic Income Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for Investor Class shares of the Strategic Income Fund. The Institutional Class shares of the Strategic Income Fund are not subject to this 12b-1 Plan. With regard to Investor Class shares, the 12b-1 Plan allows the Strategic Income Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the assets of the Investor Class shares, over time these fees will increase the cost of the investment of Investor Class shareholders and may cost them more than paying other types of sales charges.

THE STRATEGIC INCOME FUND’S SHARE PRICE

The Strategic Income Fund’s net asset value (NAV) is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The NAV is normally calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) on each day the Exchange (the “Exchange”) is open for trading. The Exchange is closed on national holidays, Good Friday and weekends. The NAV is calculated based on the market prices of the securities held by the Strategic Income Fund (other than money market instruments, which are generally valued at amortized cost, as explained below). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. Other types of securities that the Strategic Income Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (“SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the Exchange that would materially affect the value of the security; (f) fixed income securities that have gone into default and for which there is not a current market value quotation; and (g) securities for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Strategic Income Fund’s investment adviser, are deemed unreliable for a security. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Strategic Income Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Strategic Income Fund determines its NAV per share.

The Strategic Income Fund will process purchase orders and redemption orders that it (or its authorized servicing agent) receives in good order prior to the close of regular trading on a day that the Exchange is open at the NAV determined that same day. It will process purchase orders and redemption orders that it (or its authorized servicing agent) receives in good order after the close of regular trading on the Exchange at the NAV calculated on the next day the Exchange is open.

PURCHASING SHARES

Choosing a Share Class

The Strategic Income Fund offers two classes of shares, Investor Class shares and Institutional Class shares. The Investor Class shares and Institutional Class shares represent an interest in the same assets of the Strategic Income Fund, have the same rights and are identical in all material respects except that

i	Investor Class shares bear distribution (12b-1) fees and Institutional Class shares are not subject to such fees (Institutional Class shares are subject to service fees), as described above;

i	Institutional Class shares have a higher minimum initial investment amount, as described below;

i	Institutional Class shares are subject to a threshold, below which such shares may be automatically converted into Investor Class shares, as described below;

i	Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser; and

i	the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Strategic Income Fund.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

How to Purchase Shares from the Strategic Income Fund

1.	Read this Prospectus carefully.

2.	The following minimums apply to investments in the Investor Class shares of the Strategic Income Fund:

a.	Initial Investments

•	All Accounts	$ 2,500

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 500

•	All other accounts	$ 1,000

With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (i) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (ii) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser.

3.	The following minimums apply to investments in the Institutional Class shares of the Strategic Income Fund:

a.	Initial Investments

•	All Accounts	$ 100,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 500

•	All other accounts	$ 1,000

With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (i) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (ii) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.

4.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Strategic Income Fund has additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633. All purchase orders received in good order by the Strategic Income Fund (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Strategic Income Fund (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

5.	Make your check payable to “Ziegler Capital Management Investment Trust.” All checks must be drawn on U.S. banks. The Strategic Income Fund will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the transfer agent for the Strategic Income Fund (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Strategic Income Fund as a result. The Strategic Income Fund may redeem shares you own as reimbursement for any such losses. The Strategic Income Fund reserves the right to reject, without prior notification, any purchase order for shares of the Strategic Income Fund. Following any such rejection, the Strategic Income Fund will notify the investor of the rejected purchase order. Upon receipt by the transfer agent, the Strategic Income Fund generally expects to inform an investor in writing or via telephone that their purchase request has been rejected within three (3) business days of its receipt of the purchase request.

6.	Send the application and check to:

BY FIRST CLASS MAIL

Ziegler Capital Management Investment Trust

P.O. Box 1181

Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Ziegler Capital Management Investment Trust

803 West Michigan Street

Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

7.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.

ABA #101000695

For credit to Ziegler Capital Management Investment Trust

Account # 9871063100

For further credit to:

{Investor Account # _______}

{Name or Account Registration}

{Social Security or Taxpayer Identification Number}

Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the Exchange for you to receive same day pricing. The Strategic Income Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Strategic Income Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Strategic Income Fund or the Adviser.

The Strategic Income Fund or the Distributor may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Strategic Income Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

i	Become shareholders of record of the Strategic Income Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Strategic Income Fund.

i	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Strategic Income Fund.

i	Charge fees for the services they provide to their customers. Also, the Strategic Income Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

i	Be authorized to accept purchase orders on behalf of the Strategic Income Fund (and designate other Servicing Agents to accept purchase orders on the Strategic Income Fund’s behalf). If the Strategic Income Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Strategic Income Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Strategic Income Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Strategic Income Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Strategic Income Fund within the period specified in its agreement with the Strategic Income Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

You can open an automatic investment plan (“AIP”) with an initial investment of $2,500 and a minimum of $500 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Strategic Income Fund. You can terminate the AIP at any time by calling UMBFS at 1-877-568-7633 at least five business days before your next scheduled withdrawal date. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Strategic Income Fund

The Strategic Income Fund may reject any purchase application for any reason. The Strategic Income Fund will not accept any purchase orders by telephone. The Strategic Income Fund will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares. However, AIP transactions are confirmed on a quarterly basis.

If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the Class of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Strategic Income Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000.

•	The redemption proceeds are to be sent to a person(s) other than the person(s) in whose name the shares are registered.

•	The redemption proceeds are to be sent to an address other than the address of record.

•	The Strategic Income Fund receives the redemption request within 30 business days of an address change.

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, and brokerage firms that are members of the Financial Industry Regulatory Authority. A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Ziegler Capital Management Investment Trust

P.O. Box 1181

Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Ziegler Capital Management Investment Trust

803 West Michigan Street

Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

i	The redemption price per share you receive for redemption requests is the next determined NAV after UMBFS receives your written request in good order with all required information before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time); or

i	If the Strategic Income Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Strategic Income Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

Payment of Redemption Proceeds

i	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Strategic Income Fund may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

i	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

Frequent purchases and redemptions of shares of the Strategic Income Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Strategic Income Fund, increasing brokerage and administrative costs, and potentially diluting the value of its shares. Notwithstanding any of the foregoing, the Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Strategic Income Fund. In making the determination not to adopt market timing policies and procedures, the Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of shares of the Strategic Income Fund on a regular basis to determine if there is any unusual trading in shares of the Strategic Income Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund that is disruptive. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures with respect to the Strategic Income Fund.

This policy does not affect the Strategic Income Fund’s right to reject any purchase request. The Strategic Income Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

Other Redemption Considerations

When redeeming shares of the Strategic Income Fund, shareholders should consider the following:

i	The redemption may result in a taxable gain.

i	As permitted by the Investment Company Act, the Strategic Income Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases. It is the Strategic Income Fund’s normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by Electronic Funds Transfer or wire.

i	If you purchased shares by check, the Strategic Income Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

i	UMBFS currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers. UMBFS charges $15 for redemption checks sent via overnight delivery.

i	The Strategic Income Fund may pay redemption requests “in kind.” This means that the Strategic Income Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Involuntary Conversion

All Classes

All account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Strategic Income Fund reserves the right to close your account when redemption activity leaves your account with a balance below $1,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

Institutional Class

If your account balance in the Institutional Class falls below $100,000, the Strategic Income Fund may convert your Institutional Class shares into Investor Class shares. You will be given 60 days to make additional investments so that your account balance is $100,000 or more prior to any such conversion. Following any such conversion, your account will be subject to the involuntary redemption policies and procedures for Investor Class shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Strategic Income Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. As long as the Fund meets the requirements of a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders.

You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Strategic Income Fund.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

The distributions of the Strategic Income Fund, whether received in cash or additional shares of the Strategic Income Fund, may be subject to federal, state, and local income tax. The distributions of the Strategic Income Fund may be taxed as ordinary income, qualified dividend income and capital gains (which may be taxed at different rates depending on the length of time the Strategic Income Fund holds the assets generating the capital gains). In managing the Strategic Income Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Strategic Income Fund shares. If you purchase shares at a time when the Strategic Income Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

The Strategic Income Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of the Strategic Income Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of the Strategic Income Fund will be adjusted to reflect the disallowed loss.

Federal law requires a mutual fund company to report its shareholders’ cost basis, gain/loss, and holding period with respect to “covered shares” of the mutual fund to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when the “covered” shares are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Strategic Income Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Strategic Income Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Strategic Income Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Strategic Income Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Strategic Income Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Strategic Income Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Strategic Income Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in the Strategic Income Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Strategic Income Fund by U.S. shareholders. The SAI contains a more detailed summary of federal tax rules that apply to the Strategic Income Fund and its shareholders. This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Strategic Income Fund or its shareholders and any such change may be retroactive. You should consult your tax advisors to determine the federal, state, local, and non-U.S. tax consequences of owning Strategic Income Fund shares.

INDEX DESCRIPTIONS

The Strategic Income Fund compares its performance with the performance of the Barclays Capital U.S. Aggregate Bond Index and the Citigroup 3-Month T-Bill Index. Please note that you cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-Month U.S. Treasury Bill. These indices are unmanaged and their returns include reinvested interest. You cannot invest directly in an index

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Strategic Income Fund’s financial performance for the fiscal period shown for Investor Class shares. Because Institutional Class shares of the Strategic Income Fund have not yet commenced operations as of the date of this Prospectus, there are no financial highlights for Institutional Class shares of the Strategic Income Fund. Certain information reflects financial results for a single Strategic Income Fund Investor Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Strategic Income Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD LLP, whose report, along with the Strategic Income Fund’s financial statements, are included in the Strategic Income Fund’s annual report, which is available upon request.

Strategic Income Fund – Investor Class

For the Period January 31, 2012* through September 30, 2012

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.56

Less distributions:
From net investment income	(0.28)
Total Distributions	(0.28)
Net asset value, end of period	$10.28

TOTAL RETURN (1)	5.64% (2)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$31,371

Ratio of expenses to average net assets
Before fees reimbursed by the Adviser	3.07% (3) (4)
After fees reimbursed by the Adviser	1.37% (3) (4)

Ratio of net investment income to average net assets
Before fees reimbursed by the Adviser	4.05% (3) (5)
After fees reimbursed by the Adviser	5.75% (3) (5)

Portfolio turnover rate	71% (2)

*	Commencement of Operations

(1) Total return does not include sales load.

(2) Not Annualized.

(3) Annualized.

(4) The ratio of expenses to average net assets includes dividends and interest on short positions and transactional expenses. Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, before fees reimbursed by the Adviser, was 2.80%. Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, after fees reimbursed by the Adviser, was 1.10%.

(5) The ratio of net investment income to average net assets includes dividends and interest on short positions and transactional expenses. Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, before fees reimbursed by the Adviser, was 4.32%. Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, after fees reimbursed by the Adviser, was 6.02%

Ziegler Lotsoff Capital Management, LLC and

Ziegler Capital Management Investment Trust

Privacy Policy

It is our policy to maintain the security and confidentiality of all customer information. We do not sell or make available personally identifiable customer information to non-affiliated parties. This policy covers all types of personally identifiable customer information, including among other things, personal and financial information provided by customers at the time they open accounts, ongoing transactional activity within accounts, and other personal or financial data furnished to us by our customers in the course of the account relationship. These policies apply to all our customers.

As permitted by law and in order to service your account(s) with our firm, we do provide personally identifiable customer information described above to certain third party service providers and custodians of investment advisory accounts. In each case, we have received assurance from the third party that its respective policies are in accord with our own. We may disclose or report personally identifiable customer information in limited circumstances where we believe in good faith that disclosure is required or permitted by law, for example to cooperate with regulators or law enforcement authorities, resolve customer disputes perform credit or authentication checks, or for institutional risk control.

We collect non-public personal information about its customers from the following sources:

a) Account applications;

b) Information related to opening an account and providing investment advice; and

c) Information received from ancillary sources, such as consumer reporting agencies in the course of providing financial services to customers.

The categories of information we collect include personal vital statistics, as well as personal financial data about our client’s financial circumstances and objectives. We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We have developed and maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Under the provisions of regulations stemming from the Gramm-Leach-Bliley Act, financial institutions like Ziegler Lotsoff Capital Management, LLC and the Ziegler Capital Management Investment Trust are required to provide privacy policy notices to their clients. We believe that protecting the privacy of your non-public personal information is of the utmost importance, and we are committed to maintaining the privacy of your non-public personal information in our possession. As required by the rules, we are providing you with the following information.

Not Part of the Prospectus

To learn more about the Strategic Income Fund, you may want to read the Strategic Income Fund’s SAI, which contains additional information about the Strategic Income Fund. The Strategic Income Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Strategic Income Fund’s investments by reading the Strategic Income Fund’s annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Strategic Income Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633. These documents are also available on the Strategic Income Fund’s website at www.zlcmfunds.com.

Prospective investors and shareholders who have questions about the Strategic Income Fund may also call the following number or write to the following address:

Ziegler Capital Management Investment Trust

P.O. Box 1181

Milwaukee, WI 53201-1181

Telephone: 1-877-568-7633

The general public can review and copy information about the Strategic Income Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Strategic Income Fund are also available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

Please refer to the Strategic Income Fund’s Investment Company Act File No. 811-21422 when seeking information about the Strategic Income Fund from the SEC.

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